UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

  Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey		08857
(Address of principal executive offices)		(Zip Code)

  Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2020, Blonder Tongue Laboratories, Inc. (the "Company") expanded the size of its Board of Directors from ten to eleven members and appointed Rick Briggs as a director to fill the vacancy. Mr. Briggs co-founded Stellar Private Cable, Inc. (doing business as "SeniorTV") and served as its President until its sale to Sentrics Holdings, LLC ("Sentrics") in November 2018. Following the sale to Sentrics, he continued to serve as President on a transition basis until January 2020, also served as its Chief Marketing Officer and then served as a consultant to Sentrics from January 2020 until May 2020. He holds a Bachelor of Science degree in Advertising from Kent State University.

Mr. Briggs will serve as a director in Class I, with a term expiring at the Company's annual meeting of stockholders in 2023. Mr. Briggs' board of directors committee assignments have not yet been determined. The Company's Board of Directors has determined that Mr. Briggs meets the requirements for independence under applicable Securities and Exchange Commission and NYSE American rules and standards. There are no arrangements or understandings pursuant to which Mr. Briggs was appointed as a director, and there are no related party transactions between the Company and Mr. Briggs reportable under Item 404(a) of Regulation S-K. In connection with his service as a director, Mr. Briggs will be entitled to the same compensation and benefits made available to the Company's non-employee directors generally, pro-rated for the term of his service during calendar year 2020.

A copy of the press release announcing the appointment of Mr. Briggs is attached hereto as Exhibit 99.1 and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated August 11, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik Senior Vice President and Chief Financial Officer

 Date: August 11, 2020

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